UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2017

Immunomedics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

(973) 605-8200
(Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 17, 2017, Immunomedics, Inc. issued a press release titled “Immunomedics Presents Updated Results with Sacituzumab Govitecan (IMMU-132) in Heavily Pretreated Patients with Metastatic Urothelial Cancer.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Also on February 17, 2017, at the Genitourinary Cancers Symposium being held at Rosen Shingle Creek in Orlando, Florida, the Company displayed a poster entitled “Therapy for Chemo-Pretreated Metastatic Urothelial Cancer (mUC) with the Antibody-Drug Conjugate (ADC), Sacituzumab Govitecan (IMU-132).” The full text of the poster is attached to this current report on Form 8-K as Exhibit 99.2, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Immunomedics, Inc., dated February 17, 2017, titled “Immunomedics Presents Updated Results with Sacituzumab Govitecan (IMMU-132) in Heavily Pretreated Patients with Metastatic Urothelial Cancer.”

99.2	Genitourinary Cancers Symposium Poster: Therapy for Chemo-Pretreated Metastatic Urothelial Cancer (mUC) with the Antibody-Drug Conjugate (ADC), Sacituzumab Govitecan (IMU-132).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Michael R. Garone
Name: Michael R. Garone Title: Vice President, Finance and Chief Financial Officer

Date: February 17, 2017

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Immunomedics, Inc., dated February 17, 2017, titled “Immunomedics Presents Updated Results with Sacituzumab Govitecan (IMMU-132) in Heavily Pretreated Patients with Metastatic Urothelial Cancer.”

99.2	Genitourinary Cancers Symposium Poster: Therapy for Chemo-Pretreated Metastatic Urothelial Cancer (mUC) with the Antibody-Drug Conjugate (ADC), Sacituzumab Govitecan (IMU-132).